C o r p o r a t e D e c k | S e p t e m b e r 8 , 2 0 2 5 Unlocking Growth through our Infrastructure, Expertise and Partnerships

Disclaimer This presentation contains statements about future events and expectations that constitute forward-looking statements. Forward-looking statements are based on our beliefs, assumptions and expectations of our future financial and operating performance and growth plans, taking into account the information currently available to us. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the expectations of future results we express or imply in any forward-looking statements, and you should not place undue reliance on such statements. Factors that could contribute to these differences include the following: national, international, regional and local economic conditions, including impacts and uncertainty from trade disputes and tariffs on goods imported to the United States and goods exported to other countries; periods of economic slowdown or recession; the impact of supply chain disruptions, including, among others, the impact of labor availability, raw material availability, manufacturing and food production and transportation; uncertainties and risks related to public health crises, adverse economic or real estate developments in our geographic markets or the temperature-controlled warehouse industry; general economic conditions; acquisition risks, including the failure to identify or complete attractive acquisitions or the failure of acquisitions to perform in accordance with projections or our failure to realize the intended benefits from our acquisitions, including synergies, or disruptions to our plans and operations or unknown or contingent liabilities related to our acquisitions; risks related to expansions of existing properties and developments of new properties, including failure to meet budgeted or stabilized returns within expected timeframes, or at all, in respect thereof; a failure of our information technology systems, systems conversions and integrations, cybersecurity attacks or a breach of our information security systems, networks or processes could cause business disruptions or loss of confidential information; risks related to privacy and data security concerns, and data collection and transfer restrictions and related foreign regulations; defaults or non-renewals of significant customer contracts; uncertainty of revenues, given the nature of our customer contracts; increased interest rates and operating costs; our failure to obtain necessary outside financing on attractive terms or at all; risks related to, or restrictions contained in, our debt financings; decreased storage rates or increased vacancy rates; risks related to current and potential international operations and properties; difficulties in expanding our operations into new markets, including international markets; risks related to the partial ownership of properties, including as a result of our lack of control over such investments and the failure of such entities to perform in accordance with projections; our failure to maintain our status as a Real Estate Investment Trust ("REIT"); possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently or previously owned by us; financial market fluctuations; actions by our competitors and their increasing ability to compete with us; geopolitical conflicts, such as the on-going conflict between Russia and Ukraine or a resurgence of conflict in the Middle East; rising inflationary pressures, increased interest rates and operating costs; labor and power costs; labor shortages; risks related to rising construction costs/ risk related to implementation of the new enterprise resource planning system; risks related to natural disasters; changes in applicable governmental regulations and tax legislation, including in the international markets; additional risks with respect to the addition of European operations and properties; changes in real estate and zoning laws and increases in real property tax rates; our relationship with our associates; the occurrence of any work stoppages or any disputes under our collective bargaining agreements and employment related litigation; liabilities as a result of our participation in multi-employer pension plans; uninsured losses or losses in excess of our insurance coverage; the potential liabilities, costs and regulatory impacts associated with our in-house trucking services and the potential disruptions associated with the use of third-party trucking service providers to provide transportation services to our customers; the cost and time requirements as a result of our operation as a publicly traded REIT; changes in foreign currency exchange rates; the impact of anti-takeover provisions in our constituent documents and under Maryland law, which could make an acquisition of us more difficult, limit attempts by our shareholders to replace our directors and affect the price of our shares of common stock of beneficial interest, $0.01 par value per share; or the potential dilutive effect of our common stock offerings including our ongoing at the market program. Words such as “anticipates,” “believes,” “continues,” “estimates,” “expects,” “goal,” “objectives,” “intends,” “may,” “opportunity,” “plans,” “potential,” “near-term,” “long-term,” “projections,” “assumptions,” “projects,” “guidance,” “forecasts,” “outlook,” “target,” “trends,” “should,” “could,” “would,” “will” and similar expressions are intended to identify such forward-looking statements, although not all forward-looking statements may contain such words. Examples of forward-looking statements included in this presentation include, among others, statements about our expected expansion and development pipeline and our targeted return on invested capital on expansion and development opportunities and statements about industry-wide headwinds. We qualify any forward-looking statements entirely by these cautionary factors. Other risks, uncertainties and factors, including those discussed under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, and our other reports filed with the Securities and Exchange Commission, could cause our actual results to differ materially from those projected in any forward-looking statements we make. We assume no obligation to update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available, in the future, except to the extent required by law. Non-GAAP Measures This presentation contains non-GAAP financial measures, including AFFO, Core EBITDA, Core EBITDA Margin, Pro Forma ("PF") Core EBITDA, net debt to Pro Forma Core EBITDA, NOI and margin, constant currency basis and maintenance capital expenditures. Definitions and reconciliations of these non-GAAP metrics to their most comparable GAAP metrics are included within our quarterly financial supplement for the three and six months ended June 30, 2025 as filed with the SEC on August 7, 2025. Each of these non-GAAP measures included in this presentation has limitations as an analytical tool and should not be considered in isolation or as a substitute for an analysis of the Company's results calculated in accordance with GAAP. In addition, because not all companies use identical calculations, the Company's presentation of non-GAAP measures in this presentation may not be comparable to similarly titled measures disclosed by other companies, including other REITs. 2

3 Execution-focused and well positioned strategy centered on solutions, operational excellence, and experienced leadership 4 Multiple growth drivers with a capital allocation strategy supported by a blue-chip customer base, unique partnerships, and strong financial profile Americold – A Compelling Growth Opportunity 1 Global leader in the attractive cold storage industry with an integrated network of high-quality, strategically located mission-critical warehouses 3 2 Unique value proposition with unparalleled expertise, partnerships with industry experts, scalable infrastructure, and leading technology and operating systems

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Significant Scale & Expertise from 120+ Years of Experience Note: Figures as of June 30, 2025. 237 Warehouses include 3 Managed sites. Figures may not sum due to rounding 5 Significant Scale Global Footprint Cubic Feet / Warehouse Count South America 10M/ 2 North America 1,253M / 192~5.5M Pallet Positions ~13,000 Associates 237 Warehouses ~3,000 Customers Europe 114M / 24~1.5B Cubic Feet of Total Capacity Connectivity Conventional & Automated Presence at Every Major Node Asia Pacific 76M/ 16

Note: Figures as of June 30, 2025. Figures may not sum due to rounding 1) Based on COLD share price of $16.63 as of June 30, 2025 2) Represents share of Revenues and NOI from Same Store Warehouse Segment on a constant currency basis 3) Reconciliations of non-GAAP measures to the most comparable GAAP metrics are included within our quarterly financial supplement for the three and six months ended June 30, 2025 as filed with the SEC on August 7, 2025 Financial Highlights $8.7B Total Enterprise Value (1) $626M LTM PF Core EBITDA (3) $4.8B Equity Market Cap (1) $0.23 2Q25 Dividend per Share (1.5)% / (4.2)% 2Q25 Total Same Store Revenue/ Same Store NOI Change (2) Total Segment Contribution NOI Adjusted FFO Financial Performance +40% growth 6 $630M $696M $771M $847M $838M 2021 2022 2023 2024 LTM Q2 25 +34% growth $299M $300M $352M $420M $405M 2021 2022 2023 2024 LTM Q2 25

7 Serving Customers with a Proven End-to- End Operating Model • Focus on designing Solutions that Fit our Customers' Needs • In-house Design Engineering Team • Industry leading experience designing facilities to support every type of Food Producer and Distributor • ~13K Americold associates operating ~237 facilities globally • Proprietary system for facility optimization and continuous improvement – Americold Operating System (AOS) • Industry-leading safety performance, 48% lower TRIR1 vs industry average • Deep experience building Automated and Conventional Warehouses from post- production to last mile distribution • Existing Land Bank of Developable Property and exclusive access through partnerships • ~$1B development pipeline DESIGN OPERATE BUILD 1) Total Recordable Incident Rate, as of December 31, 2024

Americold is Essential to the “Farm to Fork” Cold Chain 8 Production Advantaged Warehouse Distribution Center / Public Warehouse Retail Distribution Center Restaurant School Hospital Hotel Sports Government Consumers Enhanced with Key Strategic Partnerships Supermarket e-Commerce Fulfillment Farm Food Producer Food Service Distribution Center

Why Customers Choose Americold Deep Customer Relationships Drive Growth Opportunities Broad and strategically-located network of facilities Comprehensive value-added services, including port support, blast freezing, tempering, labeling, repacking, and order fulfillment/assembly Top 25 Customers Continuous commitment to best-in- class customer experience High standards of quality, reliability, and food safety ensured by climate- controlled infrastructure Commitment to innovation through automation initiatives and strategic partnerships 9 ~38 years average tenure 13 customers are investment grade(2) 90%+ utilize committed contracts/leases ~50% of Warehouse revenues(1) 1) Based on LTM Warehouse revenues as of June 30, 2025 2) Represents long-term issuer rating as of July 2025 Compelling Value Proposition 100% use multiple facilities, average of 17 sites

10 New Management Team Committed to Increasing Shareholder Value Jay Wells Chief Financial Officer COLD: Joined & Appointed 2024 ~40 years experience Robert Chambers Chief Executive Officer COLD: Joined 2013/Appointed 2025 ~20 years experience Sam Charleston Chief Human Resources Officer COLD: Joined & Appointed 2022 ~32 years experience Richard Winnall President, International COLD: Joined 2019/Appointed 2024 ~23 years experience Scott Henderson Chief Investment Officer COLD: Joined 2018/Appointed 2023 ~23 years experience Nathan Harwell Chief Legal Officer COLD: Joined & Appointed 2023 ~26 years experience Michael Spires Chief Information Officer COLD: Joined & Appointed 2023 ~24 years experience Bryan Verbarendse President, Americas COLD: Joined & Appointed 2023 ~32 years experience Significant Experience in Real Estate, Third-Party Logistics, Food Manufacturing, and Retail

Significant Growth Over the Past 3 Years 11 • Jay Wells appointed CFO • Hiring and retention progress – exceeded $100M productivity target • Project Orion improving labor productivity and efficiencies • Grew same store service margins by 911 bps to 12.9% • Refocus on 4 key strategic priorities: labor, customer service, pricing, developments • Re-commercialization initiative across the business • Announced strategic partnership with DP World • Announced strategic partnership with CPKC • Launched Project Orion • Enhanced executive team with new leaders • Completed and launched 5 automation projects AFFO (in millions) George F. Chappelle Jr. appointed interim CEO 40% AFFO Growth $1.11 $1.27 $1.47 $299M $300M $352M $420M $405M 2021 2022 2023 2024 LTM Q2 25 $1.15 $1.14 $1.35 $1.42 $1.11 $1.27 $1.47 • Completed Houston acquisition for total investment of $127M • Increased quarterly dividend by 5% • Achieved target of 60% of rent & storage revenue from fixed commitment contracts • Elevated proven leaders • Rob Chambers appointed CEO Reconciliations of non-GAAP measures to the most comparable GAAP metrics are included within our quarterly financial supplement for the three and six months ended June 30, 2025 as filed with the SEC on August 7, 2025

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13 Unique Value Proposition Driven by Unparalleled Expertise and Scalable Infrastructure Strategic Partnerships providing unique growth opportunities exclusive to Americold Scalable Infrastructure Conventional & Automated capabilities at all nodes of the supply chain Advanced Operating System ensures best practices across entire warehouse network Leveraging Technology to drive efficiency and productivity gains

Scalable Infrastructure with Access to All Major U.S. Markets 14 81% owned network of high- quality, strategically located warehouses Mix of conventional and automated solutions to efficiently meet customer needs on every node of the cold storage chain Typical delivery in 2 days or less with ability to reach 99% of US population • 5 Regional consolidation centers • Network wide shuttles for national order fulfillment • Multi-vendor consolidation

Americold’s Critical Infrastructure at Every Node 15 PRODUCTION ADVANTAGED Storage/VAS for food close to production PORTS Storage/VAS for food close to ports (rail, maritime, inland) MAJOR MARKET DISTRIBUTION Storage/VAS for food close to consumption (demand) in major cities RETAIL STORE DISTRIBUTION Storage/VAS and store support for Retail Grocery distribution FOODSERVICE DISTRIBUTION Storage/VAS for Broadline and Specialty Foodservice Distributors FOODSERVICE STORE DISTRIBUTION (QSR) Storage/VAS and store support for Quick-Serve-Restaurants (QSRs) E-COMMERCE Storage/VAS, and DTC order fulfillment for E-Commerce

Partner Since Core Operating Expertise Enhanced by Best-in-Class Partnerships Operational Partners 16 • CPKC – First-of-its-kind rail-attached facility supporting the closed loop cold chain service between Mexico and US utilizing intermodal, bypassing customs (Kansas City - Opened Q2 2025). • DP World – First-of-its-kind Import/Export Hub for local and transload volume in Port Jebel Ali (Dubai, UAE - Opened Q2 2025). • CPKC + DP World – First-of-its-kind Import/Export Hub in Port Saint John (Canada - Opening Q3 2026) Highlights • US service to/from Mexico with CPKC out of Kansas City bypasses truck congestion at border, reducing transit time by approximately one day and reducing total cost • Port Jebel Ali (UAE) Import/Export Hub with DP World is the first to offer both bonded & non-bonded service and enables global food Producers to connect directly with regional Retailers and Distributors • Port Saint John (Canada) Import/Export Hub will store and handle temperature sensitive food moving through the port, providing a more efficient route for Canadian food imports & exports Key Benefits Top five global port operator 2022 One of NA’s largest railroad companies 2023

17 Active Expansion & Developments Development pipeline ~$1B in current projects ~$300M in projects from strategic partnerships ~$100M ROIC on underwritten projects 10-12% 33% 53% 14% Build to Suit Multi-Tenant Multi-Tenant - strategic partnerships Tenant Opportunity (by pallet positions) 36% 50% 14% Conventional Distribution Automated Distribution Automated Production Advantaged Facility Type (by pallet positions)

Advanced Operating Systems and Warehouse Management Expertise Americold Operating System ensures best practices across entire network 18 Customer Focus Labor Optimization Continuous Improvement Safety Talent Stewardship Food Safety Asset Protection Inventory Management Energy Excellence Refrigeration Excellence Advanced Integrated Systems Maintenance Excellence AOS distinguishes us from our competitors and is central to our continuous improvement culture • Delivering standardized procedures • Driving collaborative innovation • Improving service • Optimizing value

Technology Differentiation: Improving Efficiency and Lowering Cost 19 Native Project Orion ERP Standardize processes, reduce manual work and improve analytics • Warehouse management system (WMS) provides visibility to ensure orders delivered on-time and in-full (OTIF) • Labor management system (LMS) optimizes workforce and delivers high service levels to customers • Transportation Management System (TMS) ensuring comprehensive national delivery network visibility • Warehouse Execution System (WES) facilitating industry-leading automation services 415+ Identified Gen AI Use Cases Leveraging embedded AI with tech partners

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Industry-Wide Headwinds Largely Transitory • Elevated interest rates impacting consumer income and manufacturer working capital • Food inflation is outsized, highest percentage of household income in 40 years • Tariff uncertainty creating indirect impacts to consumer & manufacturer confidence • Government benefit reductions as SNAP funding cut ~20% through 2034 • Over 3M pallet positions of cold storage capacity added in the US from 2022-2025 • GLP-1 adoption in early stages, but lower consumption is a likely headwind 21 However, pricing and occupancy challenges likely to continue through 2026

Long-Term Industry Fundamentals Driving Resiliency • Changing consumption patterns towards meal kits and fresh and healthy food • Rising e-commerce and online grocery demand driving need for efficient delivery systems to consumers • Reshoring of essential sectors including food production increases need for cold storage in supply chains • Enhanced automation to increase efficiency and capacity • Sustainability focus prompts initiatives to cut carbon emissions and enhance energy efficiency 22 Key Trends in the Cold Storage Space

23 A Global Leader in Temperature- Controlled Warehousing Cold Storage Industry Market Share 1,261M cubic feet 194 facilities 1,461M cubic feet1 237 facilities Note: Americold portfolio figures as of June 30, 2025. Figures may not sum due to rounding 1) Figures do not include Americold’s Middle Eastern investment in the RSA JV 2) The remaining 43% and 78% of the North American and global markets consist of ~3.0bn cubic feet and ~19.9bn cubic feet, respectively A Global Leader in Highly Fragmented Market Global Market Americold¹, 6% Rest of the Market², 78% North American Market Americold, 18% Rest of the Market², 43%

Focused Strategy to Capture the Multiple Growth Drivers Solutions That Fit Needs Operational Excellence Capabilities Leadership Commercial Excellence Provider of Choice Technology EnablementEmployer of Choice • Expand wallet share and service offerings through strategic account management and consultative selling approach • Innovation into diversified higher revenue categories • Increase growth and improve margins with a best-in-class commercial toolset to drive above average close, renewal and value metrics • Continuous improvements in processes and service to deliver the highest Total Value Proposition to our customers • Consistently delivering on our promise of on-time/in-full • Drive operational excellence with labor management and relentless focus to provide efficient and effective service to our customers. • Innovate to integrate proven technology that drives the performance and efficiency of our facilities • Attract, develop and retain the best talent • Recognize and reward associates who contribute to innovative ideas and projects • Foster a culture of customer service, safety, excellence, and inclusivity • Modernize systems to enhance customer experience and internal productivity • Create new innovation by utilizing AI’s latest capabilities to drive efficiencies within our company 24 Our Commitments How We Win

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Strong Same-Store Warehouse Revenue and NOI Growth 26 Note: Revenues represent LTM figures. Dollars in millions 1) Based on the annual committed rent and storage revenues attributable to fixed storage commitment contracts and leases as of June 30, 2025 2) Represents weighted average term for contracts featuring fixed storage commitments and leases as of June 30, 2025 Reconciliations of Non-GAAP measures to the most comparable GAAP metrics are included within our quarterly financial supplement for the three and six months ended June 30, 2025 as filed with the SEC on August 7, 2025 • Significant improvement in transitioning from on demand contracts to fixed storage committed contracts and leases since 2021 • Fixed storage contracts for the total warehouse segment increased by 122% since 2021 and now account for: • 60% of total warehouse rent and storage revenues (from 39% in 2021)(1) • 8-year weighted average stated term(2) • Our network’s scope and breadth has allowed us to enter into fixed storage commitments • Opportunity to further improve performance as we integrate recent acquisitions into Americold's standards • Growth in Warehouse NOI from both Rent & Storage and Warehouse Services Same-Store Warehouse Revenue Same-Store Warehouse NOI Contribution (NOI) Margin: 34.2% Same-Store Warehouse services Same-Store Rent & storage $1,464M $2,014M $2,258M $2,342M $2,335M $615M $862M $1,025M $1,019M $1,008M $849M $1,152M $1,233M $1,323M $1,327M 2021 2022 2023 2024 LTM Q2 25 +60% growth $478M $600M $709M $807M $799M $404M $540M $665M $635M $625M $74M $60M $44M $172M $173M 2021 2022 2023 2024 LTM Q2 25 31.4% 29.8%32.6% +69% growth 34.5%

Strong EBITDA Margins Supported by Ongoing Efficiency Initiatives 27 Core EBITDA ($M) and Margin (%) 17.5% 17.1% 34% growth • Effectively optimizing margins across all business areas • Creating a solid foundation with efforts over the past three years to build a productive, stabilized workforce supporting sustainable service margins • Strong variable cost control and focus on efficiencies • Significant investments in technology have streamlined processes, enhanced revenue capture, and accelerated labor management initiatives • Strategic partnerships fueling development pipeline for future profitable growth 17.5% 17.1% 21.4% 23.8% $475M $500M $572M $634M $620M 2021 2022 2023 2024 LTM Q2 25 17.5% 21.4% 23.6%17.1% 23.8% Reconciliations of Non-GAAP measures to the most comparable GAAP metrics are included within our quarterly financial supplement for the three and six months ended June 30, 2025 as filed with the SEC on August 7, 2025

Well-Laddered Maturity Profile Note: Dollars in millions. Figures based on company filings as of June 30, 2025. Balances denominated in foreign currencies have been translated to USD. Figures may not sum due to rounding 1) Revolver maturity date assumes the exercise of two six month extension options 2) Term Loan maturity date assumes the exercise of one 12-month extension options 3) Figure reflects cash and the capacity available under the Senior Unsecured Revolving Credit Facility less $21M in letter of credit 28 Real Estate Debt Maturity (1)(2) % of Debt Maturity *Senior Unsecured Revolver Borrowings • Investment grade ratings: BBB (Fitch / DBRS Morningstar), Baa3 (Moody’s) • Total liquidity of $937M(3) with $836M available in undrawn credit facility • Total debt of $4 billion at June 30, 2025 with 95% unsecured and 93% fixed rate • Well-laddered maturity profile with a remaining weighted average term of 4.9 years • Weighted average contractual interest rate of 4.14% as of June 30, 2025 • $10B+ in critical cold storage infrastructure that is difficult to replicate $200 $375 $270 $400 $350 $471 $400 $412 $500 $0 $294* $184 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034

Disciplined Capital Allocation Strategy Focused on Driving Growth and Generating Shareholder Value Organic Reinvestment in the Business Returning Capital to Shareholders Opportunistic and Disciplined M&A • Grow annualized dividend per share • Growth and expansion through acquisitions of desirable assets • Accretive to AFFO per share on Day 1 • Strategic maintenance capital deployment • Investing in accretive development projects with CPKC and DP World • Capacity expansion and customer specific builds Maintain Healthy Balance Sheet 1 42 3 • Maintain Investment Grade rating • Access to multiple sources of capital 29

Commitment to Sustainability Initiatives Environmental Commitment to Energy Excellence and Efficiency • Recognized under the Global Cold Chain Alliance’s (GCCA) Energy Excellence Recognition Program with Gold, Silver or Bronze certifications at 213 facilities • 9.48% reduction in Scope 1 and 2 emissions from 2021, with an ultimate goal of 30% in 2030 • 24k MWh of renewable energy produced in 2024, with a goal of 150k hours in 2030 Social Social Initiatives • Serve the public good by maintaining the integrity of food supply and reducing waste • Corporate contributions / support to charities aligned with our core beliefs and focus, such as Feed the Children and HeroBox • $150K of financial assistance provided by the Americold Foundation to 79 associates in 2024 Governance Shareholder- friendly Corporate Governance • All members of the Board other than the CEO are independent • Code of Business Conduct and Ethics encourage the highest levels of integrity across the organization, training completed by 100% of associates Awards & Recognition Charitable Organizations 30

31 2025 Guidance(1) August 25, 2025 Warehouse segment same store revenue growth (constant currency) (4.0)%-0.0% Warehouse segment same store NOI growth (constant currency) 50 to 100 bps lower than associated revenues Warehouse segment non-same store NOI $7M-$13M Transportation and Management segment NOI $40M-$44M Total selling – general and administrative expense (inclusive of share-based compensation expense of $30M-$32M and $14M-$16M of Orion amortization) $270M-$280M Interest Expense $153M-$157M Current income tax expense $6M-$8M Non real estate depreciation and amortization expense $139M-$149M Total maintenance capital expenditures $60M-$70M AFFO Per Share $1.39-$1.45 Disciplined Approach with Emphasis on AFFO (1) Guidance updated as of August 25, 2025

3 Execution-focused and well positioned strategy centered on solutions, operational excellence, and experienced leadership 4 Multiple growth drivers with a capital allocation strategy supported by a blue-chip customer base, unique partnerships, and strong financial profile Americold – A Compelling Growth Opportunity 1 Global leader in the attractive cold storage industry with an integrated network of high-quality, strategically located mission-critical warehouses 32 2 Unique value proposition with unparalleled expertise, partnerships with industry experts, scalable infrastructure, and leading technology and operating systems